UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 8, 2007
                                                          -------------




                           PUBLIX SUPER MARKETS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)




        Florida                        0-00981                    59-0324412
------------------------             ------------            -------------------
(State of Incorporation)             (Commission              (I.R.S. Employer
                                     File Number)            Identification No.)

      3300 Publix Corporate Parkway
      Lakeland, Florida                                     33811
      ----------------------------------------           ----------
      (Address of principal executive offices)           (Zip code)




                                 (863) 688-1188
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                                Page 1 of 2 pages


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Item 8.01.  Other Events

      On March 8, 2007, Publix Super Markets, Inc. announced that its Board of Directors declared an annual cash dividend on its common stock of $0.40 per share. The dividend will be paid on June 1, 2007 to stockholders of record as of the close of business April 20, 2007. A copy of the press release is attached hereto as Exhibit 99.1.


Item 9.01.  Financial Statements and Exhibits

      (d).  Exhibits

     99.1.  Press Release dated March 8, 2007




                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                               PUBLIX SUPER MARKETS, INC.



Dated: March 9, 2007       By: /s/ David P. Phillips
                               ------------------------------------------
                               David P. Phillips, Chief Financial Officer
                               and Treasurer (Principal Financial and Accounting Officer)


                                Page 2 of 2 pages

Exhibit Index


Exhibit 99.1.  Press Release dated March 8, 2007